UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                                  July 23, 2004
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                Date of report (Date of earliest event reported)



                              Minden Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


     United States                      000-49882               13-4203146
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


415 Main Street, Minden, Louisiana                                 71058
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (318) 377-0523
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a) Not applicable.
        (b) Not applicable.
        (c) Exhibits

                    The following exhibit is filed herewith.

         Exhibit Number                          Description
         --------------                          -----------

             99.1                      Press Release dated July 23, 2004



ITEM 12. Results of Operations and Financial Condition.
         ---------------------------------------------

     On July 23, 2004, Minden Bancorp, Inc. (the "Company") issued a press release announcing second quarter earnings for the period ended June 30, 2004.

     For additional information, reference is made to the Company's press release dated July 23, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed "filed" for any purpose.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MINDEN BANCORP, INC.



Date: July 23, 2004                  By:   Becky T. Harrell
                                           -------------------------------------
                                           Becky T. Harrell
                                           Treasurer and Chief Financial Officer




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